UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Thrivent Series Fund, Inc.

(Name of Registrant as Specified In Its Charter)

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Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, MN 55415

Dear Contractholder:

The Board of Directors of Thrivent Series Fund, Inc. (the “Fund”) has scheduled a special meeting of shareholders of Thrivent Bond Index Portfolio (the “Portfolio”) for August 10, 2017 to seek approval to change the Portfolio’s investment objective and to convert the Portfolio’s investment objective from fundamental to non-fundamental. Please see the enclosed Proxy Statement for information about these proposals.

The proposal to change the Portfolio’s investment objective is one of several proposed changes, which the Fund’s Board of Directors has approved for the Portfolio. Although you are not asked to vote on the other changes, these other changes also are described in the Proxy Statement so that you can place the proposals upon which you are asked to vote in context. The other changes will not be implemented unless shareholders approve the proposed change pertaining to the Portfolio’s investment objective.

If the proposals are approved, it is expected that they will be implemented on or about August 28, 2017.

If you are not planning to attend the meeting in person, please vote before August 10, 2017 in one of the ways described below.

Your vote counts! You may vote quickly and easily in any one of these ways:

•	Via Internet: see the instructions on the enclosed proxy card.
•	Via telephone: see the instructions on the enclosed proxy card.
•	Via mail: use the enclosed proxy card and postage-paid envelope.
•	In person: attend the shareholder meeting on August 10, 2017 at the Thrivent Financial corporate office in Minneapolis.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

David S. Royal, President

IMPORTANT INFORMATION FOR CONTRACTHOLDERS

Although we recommend that you read the complete Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on (the “Proposals”).

Q: Why is a shareholder meeting being held?

A: A special meeting of shareholders (the “Meeting”) of Thrivent Bond Index Portfolio (the “Portfolio”) is being held to seek shareholder approval to:

•	change the Portfolio’s investment objective; and

•	convert the Portfolio’s investment objective from “fundamental” to “non-fundamental.” A fundamental investment objective may not be changed without shareholder approval, while a non-fundamental investment objective may be changed without shareholder approval.

Q: Who can vote?

A: Owners of the variable contracts funded by the Portfolio (i.e., contractholders) and shareholders of the Portfolio (e.g., mutual funds affiliated with the Portfolio’s investment adviser, Thrivent Financial for Lutherans (“Thrivent Financial”)) as of June 12, 2017 are entitled to vote. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), the sponsors of your variable contracts and shareholders of the Portfolio, will cast your votes according to your voting instructions. If no timely voting instructions are received, any shares of the Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation. This voting procedure may result in a relatively small number of shareholders determining the outcome of the vote. If a proxy card is returned with no voting instructions, the shares of the Portfolio to which the form relates will be voted FOR the Proposals.

Any shares of the Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates for their own account and any shares held in an asset allocation portfolio managed by Thrivent Financial will also be voted in proportion to the voting instructions received for all variable contracts participating in the proxy solicitation.

Q: Why is a change to the Portfolio’s investment objective being proposed?

A: The Portfolio’s current investment objective provides that the Portfolio “strives for investment results similar to the total return of the Barclays U.S. Aggregate Bond Index.” The Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”) recommends that shareholders approve changing the current investment objective to one that “seeks total return, consistent with preservation of capital.” Thrivent Financial currently uses a passive indexed strategy to select securities for the

Portfolio in an effort to produce returns similar to the total return of the Barclays U.S. Aggregate Bond Index. If the change to the Portfolio’s investment objective is approved by shareholders, the Portfolio will become actively managed and will invest primarily in U.S. government securities. Actively managed means that Thrivent Financial will select securities that it believes will best enable the Portfolio to meet its new investment objective under the prevailing market conditions, rather than just selecting securities based on which securities are in an index. Thrivent Financial believes that it would be beneficial to contractholders to change the investment objective because it could produce more yield and higher risk-adjusted returns, but with similar duration and no corporate credit risk. In addition, Thrivent Financial believes that the new investment objective could better position the Portfolio to take advantage of the anticipated increase in U.S. Treasury debt over the upcoming years.

Q: If shareholders approve the change to the Portfolio’s investment objective, what other changes will take place in the Portfolio?

A: The change to the investment objective that you are voting on is part of several changes that the Board has approved for the Portfolio. Although shareholders are not asked to vote on the other changes, these other changes also are described in the proxy statement so that you can place the proposed changes upon which you are voting in context.

If shareholders approve the change to the investment objective, the name of the Portfolio will be changed to “Thrivent Government Bond Portfolio,” and the Portfolio’s investment strategies will also change as described in more detail in the Proxy Statement. Thrivent Financial anticipates eliminating the Portfolio’s allocation to corporate bonds and significantly increasing the Portfolio’s allocation to securitized assets (e.g., asset- and mortgage-backed securities and agency commercial mortgage-backed securities). As a result of this change, the Portfolio would undergo a benchmark change from the Bloomberg Barclays U.S. Aggregate Bond Index to the Bloomberg Barclays U.S. Agency Index and the Bloomberg Barclays U.S. Treasury Index.

Q: What will happen if shareholders do not approve the change to the investment objective?

A: If the change to the investment objective is not approved, the Portfolio’s current investment objective will continue in effect and the Board will take such actions as it deems to be in the best interests of the Portfolio and its shareholders, such as considering proposing the reorganization of the Portfolio into another portfolio.

Q: Why is a conversion of the Portfolio’s investment objective from fundamental to non-fundamental being proposed?

A: The Portfolio’s current investment objective is “fundamental,” which means it cannot be changed without shareholder approval. Changing the investment objective

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from “fundamental” to “non-fundamental” will give the Board additional flexibility to potentially make changes to the Portfolio’s investment objective that the Board deems appropriate in the future to address changing market conditions, or other developments, while saving the Portfolio’s shareholders the potential cost and delay of a proxy solicitation.

Q: What will happen if shareholders approve the conversion of the Portfolio’s investment objective from fundamental to non-fundamental?

A: If shareholders approve the conversion of the Portfolio’s investment objective from fundamental to non-fundamental, the Board may change the Portfolio’s investment objective with advance notice to shareholders. Shareholders will not be required to approve future changes to the Portfolio’s investment objective.

Q: What will happen if shareholders do not approve the conversion of the Portfolio’s investment objective from fundamental to non-fundamental?

A: If the conversion of the Portfolio’s investment objective from fundamental to non-fundamental is not approved, the Portfolio’s current fundamental investment objective will continue, and shareholders will be required to approve future changes to the Portfolio’s investment objective.

Q: Will there be any changes in the fees and expenses borne by the Portfolio and its shareholders, or in shareholders’ rights?

A: No changes in the fees and expenses borne by the Portfolio or by its shareholders will result from the proposed changes on which you are voting and the other changes described in the proxy statement. Specifically, the Portfolio’s investment advisory fee and other service provider fees all will remain unchanged. In addition, your rights as a shareholder of the Portfolio will not change, including your right to invest and redeem shares daily without charge.

Q: If approved, when would the changes take effect?

A: It is expected that the changes would be implemented on or about August 28, 2017.

Q: Can I surrender or exchange my interests in the Portfolio for a different subaccount option under my contract or surrender my contract before the changes go into effect?

A: Yes, but please refer to the most recent prospectus of your variable contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: Who pays the expenses of the proxy solicitation and Meeting?

A: The expenses related to the Meeting, including the costs of soliciting proxies, will be paid by Thrivent Financial.

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Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about the Proxy Statement?

A: Call 800-847-4836 with your questions.

Q: How can I get more information about the Portfolio or my variable contract?

A: You may obtain (1) a prospectus, a statement of additional information or annual/semiannual report for the Portfolio, or (2) a prospectus or statement of additional information for your variable contract by:

•	Telephone—800-847-4836 and say “Variable Annuity” or “Variable Universal Life”

•	Mail—Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

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•	Internet:

—	For a copy of a prospectus, a statement of additional information, or annual/semiannual report: Thrivent.com

—	For a copy of the Proxy Statement: www.proxy-direct.com/thr-28899

Q: How does the Board suggest that I vote?

A: The Board, including the Independent Directors, unanimously recommends that you vote “FOR” each Proposal.

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Thrivent Bond Index Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

800-847-4836

Thrivent.com

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

to be Held on August 10, 2017

NOTICE IS HEREBY GIVEN THAT a special meeting of shareholders (the “Meeting”) of Thrivent Bond Index Portfolio (the “Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on August 10, 2017 at 10:00 a.m. Central time for the following purposes:

1.	To approve a change to the Portfolio’s investment objective.

2.	To approve the conversion of the Portfolio’s investment objective from fundamental to non-fundamental.

3.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on June 12, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Shareholders and contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

(i)	By Internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(ii)	By telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(iii)	By mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Shareholders and contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Portfolio a written notice of revocation, by executing another proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR each Proposal as described in the Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: June 27, 2017

By order of the Board of Directors

Michael W. Kremenak

Secretary

Thrivent Series Fund, Inc.

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Thrivent Bond Index Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

800-847-4836

Thrivent.com

PROXY STATEMENT

June 27, 2017

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”), on behalf of its series Thrivent Bond Index Portfolio (the “Portfolio”), of proxies to be voted at the a special meeting of shareholders to be held at the offices of Thrivent Financial for Lutherans (“Thrivent Financial”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on August 10, 2017 at 10:00 a.m. Central time, and at any adjournments thereof (such meeting and any adjournments are referred to herein as the “Meeting”). The solicitation of proxies for use at the Meeting is being made primarily by the mailing of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card on or about June 27, 2017 to the Portfolio’s shareholders of record as of the close of business on June 12, 2017 (the “Record Date”). Only shareholders of record on the Record Date will be entitled to vote at the Meeting.

For ease of reference, the term “shareholders” will be used in this Proxy Statement and the accompanying materials to refer collectively to both record owners and beneficial owners of shares of the Portfolio (i.e., both shareholders and contractholders) as of the Record Date.

Shareholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods: (i) Internet, (ii) telephone, or (iii) mail. Shareholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Additional information regarding voting is included in this Proxy Statement under “Voting Information and Requirements.”

The Fund’s organizational documents are filed as part of its registration statement with the SEC. Shareholders may obtain (1) a prospectus, a statement of additional information or annual/semiannual report for the Portfolio, or (2) a prospectus or statement of additional information for your variable contract by:

•	Telephone—800-847-4836 and say “Variable Annuity” or “Variable Universal Life”

•	Mail—Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet—Thrivent.com.

Proposals

At the Meeting, shareholders of the Portfolio will be asked to vote on the following Proposals:

1.	To approve a change to the Portfolio’s investment objective.

2.	To approve the conversion of the Portfolio’s investment objective from fundamental to non-fundamental.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Meeting.

If shareholders of the Portfolio approve the Proposals at the Meeting, it is expected that they will be implemented on or about August 28, 2017.

If shareholders of the Portfolio do not approve the change to the Portfolio’s investment objective, the current investment objective will stay the same, the other proposed changes described below will not be made, and the Portfolio will continue to be operated in its current form. However, in the future, the Board may take such actions as it deems to be in the best interests of the Portfolio and its shareholders, such as considering proposing the reorganization of the Portfolio into another portfolio.

If the conversion of the Portfolio’s investment objective from fundamental to non-fundamental is not approved, the Portfolio’s current fundamental investment objective will continue, and shareholders will be required to approve future changes to the Portfolio’s investment objective.

Expenses of the Meeting

The expenses related to the Meeting, including the costs of soliciting proxies, will be paid by Thrivent Financial and will not be borne by the Portfolio. The expenses include, but are not limited to: all expenses incurred in connection with the preparation of this Proxy Statement; the costs of printing and distributing this Proxy Statement; and any similar expenses incurred in connection with soliciting proxies and the Meeting. Thrivent Financial estimates the total cost to be approximately $18,993. If the proposed changes are not approved by shareholders, Thrivent Financial will still bear the costs of the solicitation of proxies and the Meeting.

PROPOSAL 1 – APPROVE CHANGING THE PORTFOLIO’S INVESTMENT OBJECTIVE

Introduction

The Portfolio is an open-end management investment company (i.e., a mutual fund), which is registered under the Investment Company Act of 1940 (the “Act”). Under the Act and related regulations, a mutual fund must disclose its investment objective in its registration statement filed with the Securities and Exchange Commission (the “SEC”). The Portfolio’s investment objective currently is:

Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Barclays U.S. Aggregate Bond Index.

This investment objective currently is considered a “fundamental” investment policy, which means that, under the Act, it may be changed only if approved by a majority of the Portfolio’s shareholders. This proposal is to change the Portfolio’s investment objective to:

Thrivent Government Bond Portfolio seeks total return, consistent with preservation of capital.

In seeking to achieve its new investment objective, the Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in U.S. government bonds. For purposes of this disclosure, “U.S. government bonds” are debt instruments issued or guaranteed by the U.S. government or its agencies and instrumentalities, including Treasury Inflation Protected Securities (TIPS) and mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA or Ginnie Mae), the Federal National Mortgage Association (FNMA or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac). Currently, under normal circumstances, the Portfolio invests at least 80% of net assets (plus the amount of any borrowing for investment purposes) in a representative sample of investment-grade bonds and other debt securities included in the Barclays U.S. Aggregate Bond Index. Accordingly, the Portfolio currently invests in government bonds, asset- and mortgage-backed securities, and corporate bonds from a broad range of industries.

If the change to the investment objective is approved by shareholders, Thrivent Financial will make certain other significant changes to the Portfolio that shareholders are not being asked to vote on. The significant changes would include changes to the principal investment strategies and changing the Portfolio’s name. These changes are more fully described in the “Other Proposed Changes to the Portfolio” section below.

Thrivent Financial’s Recommendation and Board of Directors’ Action

At a meeting of the Fund’s Board held on May 24, 2017, Thrivent Financial recommended that the Board approve changing the Portfolio’s investment objective – subject to shareholder approval – and corresponding changes to the Portfolio’s name and principal investment strategies.

Thrivent Financial believes that the proposed change to the investment objective, together with the proposed changes to the investment strategies, would enable the Portfolio to offer more yield and higher risk-adjusted returns, but with a similar duration and no corporate credit risk. In addition, Thrivent Financial believes the Portfolio would be better positioned to take advantage of the anticipated continuation of the overall bond market becoming more heavily weighted to U.S. Treasuries. Thrivent Financial also believes that index investing is not the most compelling way to invest in fixed income securities because a bond index will have its largest weightings in the most heavily indebted issuers.

After extensively discussing Thrivent Financial’s recommended changes to the Portfolio, the Board unanimously approved the proposed changes. In approving the changes, the Board took the following factors into account, among others:

•	The Board considered that as a result of the proposed changes, the Portfolio’s investment objective and strategies would be aligned with Thrivent Government Bond Fund, a series of Thrivent Mutual Funds, which is also overseen by the Board. As a result, the Board noted that Thrivent Financial has a proven record of successfully managing a fund with the proposed investment objective and strategies.

•	The Board considered Thrivent Financial’s belief that changing the investment objective and strategies of the Portfolio could enable it to offer more yield and higher risk-adjusted returns, but with similar duration and no corporate credit risk. This is based on the fact that, if the Proposal is approved, the Portfolio will no longer hold corporate bonds and will increase its allocation to securitized assets, such as asset-backed securities and mortgage-backed securities issued by U.S. government agencies and instrumentalities.

•	The Board considered that as of December 31, 2016, the Portfolio had $195 million in assets and the Bloomberg Barclays U.S. Aggregate Bond Index had more than $19 trillion in assets and over 10,000 issues, so it is not possible to fully replicate the index. In addition, the Board noted that many investors believe that indexing is not the most compelling way to invest in fixed income because a bond index will have its largest weightings in the most heavily indebted issuers. Accordingly, the Board noted that Thrivent Financial believes it can more effectively use active, rather than passive, strategies to select securities for the Portfolio. The Board considered that the percentage of the Bloomberg Barclays U.S. Aggregate Bond Index comprised of U.S. Treasury debt has increased significantly over the past decade, and it is expected to continue to increase. The change to the investment objective is designed to take advantage of this increase in U.S. Treasury debt.

•	The Board noted that no changes in the fees and expenses borne by the Portfolio or by its shareholders will result from the proposed changes on which you are voting and the other changes described in the proxy statement. Specifically, it noted that the Portfolio’s investment advisory fee and other fees and expenses will remain unchanged.

The Board was advised and assisted by counsel to the Independent Directors. No single factor or group of factors was deemed to be determinative by the Board in approving the proposed changes. Instead, the Board based its decision on the totality of the information that it reviewed.

Other Proposed Changes to the Portfolio

Principal Investment Strategies. If the change to the Portfolio’s investment objective is approved, the Portfolio’s principal strategies also will change. For ease of comparison, the following chart shows the Portfolio’s current principal strategies next to the proposed principal strategies:

Current	Proposed
Under normal circumstances, the Portfolio invests at least 80% of net assets (plus the amount of any borrowing for investment purposes) in a representative sample of investment-grade bonds and other debt securities included in the Barclays U.S. Aggregate Bond Index. Accordingly, the Portfolio invests in government bonds, asset- and mortgage-backed securities, and corporate bonds from a broad range of industries. The Portfolio does not invest in all of the issuers that make up the index but selects from issuers within the Index. Therefore, the Adviser expects the investment performance of the Portfolio to approximate the performance of the index over time. The Portfolio may also invest in series of the Thrivent Core Funds, which are mutual funds that are only offered to the Portfolio and its affiliates and that do not charge an investment advisory fee.

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in U.S. government bonds. For purposes of this disclosure, “U.S. government bonds” are debt instruments issued or guaranteed by the U.S. government or its agencies and instrumentalities, including Treasury Inflation Protected Securities (TIPS) and mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA or Ginnie Mae), the Federal National Mortgage Association (FNMA or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac). Should the Adviser determine that the Portfolio would benefit from reducing the percentage of its net assets invested in U.S. government bonds from 80% to a lesser amount, it will notify you at least 60 days prior to the change and will change its name. The Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities.

The Portfolio’s portfolio securities may be of any maturity. The Adviser uses fundamental, quantitative and technical investment research techniques to

Current	Proposed
determine what debt obligations to buy and sell. The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments plus, if any, capital appreciation. The Portfolio may also invest in series of the Thrivent Core Funds, which are mutual funds that are only offered to the Portfolio and its affiliates and that do not charge an investment advisory fee.

If the change to the Portfolio’s investment objective is approved, the Portfolio will employ an active management strategy, rather than a passive strategy that seeks to track an index. The primary changes to the composition of the Portfolio would include eliminating its allocation to corporate bonds and significantly increasing the Portfolio’s allocation to securitized assets (e.g., asset- and mortgage-backed securities and agency commercial mortgage-backed securities). The Portfolio will incur transaction costs when it changes its composition.

Portfolio’s Name. In connection with the principal investment strategies changes, the Portfolio would change its name to Thrivent Government Bond Portfolio.

Principal Risks. If the principal investment strategies are changed as described above, the Portfolio will continue to be subject to some of the same principal risks, including: interest rate risk, investment adviser risk, market risk, mortgage-related and other asset-backed securities risk, liquidity risk, and portfolio turnover rate risk. The Portfolio will also be subject to the following additional principal risks:

•	Government Securities Risk. The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.

•

Inflation-Linked Security Risk. Inflation-linked debt securities, such as TIPS, are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Portfolio will not receive the principal until maturity.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Portfolio’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index for All Urban Consumers (CPI-U) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

•	Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Portfolio Managers. Currently, Michael G. Landreville, CFA, CPA (inactive) serves as portfolio manager of the Portfolio. If the change to the investment objective is approved and the aforementioned investment strategy changes are implemented, Gregory R. Anderson, CFA will join Mr. Landreville as portfolio manager of the Portfolio. Mr. Anderson has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000.

Effect if Shareholders do not Approve the Change to the Portfolio’s Investment Objective

If shareholders do not approve the change to the Portfolio’s investment objective, the Portfolio’s current investment objective will stay the same, the other proposed changes described above will not be made, and the Portfolio will continue to be operated in its current form. However, in the future, the Board may take such actions as it deems to be in the best interests of the Portfolio and its shareholders, such as considering proposing the reorganization of the Portfolio into another portfolio.

The Board recommends that you vote “FOR” the proposed change to the Portfolio’s investment objective.

PROPOSAL 2 – APPROVE THE CONVERSION OF THE PORTFOLIO’S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL

The Portfolio’s investment objective currently is described in the prospectus as a “fundamental” investment policy, which means that, under the Act, the Portfolio’s investment objective may be changed only if approved by a majority of the Portfolio’s shareholders. If approved by shareholders, the Portfolio’s investment objective would change from fundamental to non-fundamental, which would give the Board additional flexibility to make any changes to the Portfolio’s investment objective, with advance notice to shareholders, that it deems appropriate in the future to address changing market conditions or other developments, while saving the Portfolio’s shareholders the potential cost and delay of a proxy solicitation.

If shareholders approve the conversion of the Portfolio’s investment objective from fundamental to non-fundamental, the Board may change the Portfolio’s investment objective with advance notice to shareholders. Shareholders will not be required to approve future changes to the Portfolio’s investment objective.

This Proposal 2 relates only to the Portfolio’s investment objective.

Effect if Shareholders do not Approve the Conversion of the Portfolio’s Investment Objective from “Fundamental” to “Non-Fundamental”

If the conversion of the Portfolio’s investment objective from fundamental to non-fundamental is not approved, the Portfolio’s investment objective will continue to be fundamental, and shareholders will be required to approve future changes to the Portfolio’s investment objective.

The Board recommends that you vote “FOR” the conversion of the Portfolio’s investment objective from fundamental to non-fundamental.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

Shareholder Information

At the close of business on the Record Date, the Portfolio had outstanding 18,252,740 shares. As of the Record Date, the directors and officers of the Portfolio as a group owned less than 1% of the shares of the outstanding shares of the Portfolio. As of the Record Date, no person was known by the Portfolio to own beneficially or of record as much as 5% of the Portfolio shares except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial for Lutherans	17,834,887	97.71%
Thrivent Life Insurance Company	417,853	2.29%

Under the Act, any person who owns more than 25 percent of the voting securities of another company is presumed to control such company.

The Separate Accounts

Shares in the Portfolio are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life; and (2) other portfolios of Thrivent Series Fund.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the portfolios of Thrivent Series Fund.

Thrivent Series Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial nor Thrivent Series Fund currently foresees any such disadvantage, the Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and plan participants with respect to their investments in Thrivent Series Fund. The Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

VOTING AND SHAREHOLDER MEETING INFORMATION

General

Approval of the Proposals requires a majority of the total votes cast in person or by proxy at the Special Meeting at which a quorum is present. Thrivent Financial and Thrivent Life, the sponsors of your variable contracts, are shareholders of record of the shares of the Portfolio. Shareholders with investments in the Portfolio are entitled to provide proxy cards to Thrivent Financial and Thrivent Life for the shares related to their investments.

Record Date

The Board has fixed the close of business on June 12, 2017 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Shareholders of the Portfolio on the Record Date are entitled to one vote for each share held (a fractional share has a factional vote), with no shares having cumulative voting rights. Shareholders with investments in the Portfolio as of the Record Date are entitled to submit proxy cards.

Quorum

A majority of the shares of the Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and Thrivent Life together are the record owners of a majority of the shares of the Portfolio. The representation of Thrivent Financial and Thrivent Life at the Meeting will therefore assure the presence of a quorum.

Proxies

Shareholders of the Portfolio may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Shareholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” a Proposal.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the Proposals.

If no timely proxy cards are received, shares of the Portfolio attributable to a variable contract will be voted by Thrivent Financial or Thrivent Life in proportion to the proxy cards received for all variable contracts participating in the solicitation. This voting procedure may result in a relatively small number of shareholders determining the outcome of the vote. No minimum response is required from shareholders before Thrivent Financial and Thrivent Life will vote the Portfolio shares.

Any shares of the Portfolio held by Thrivent Financial, Thrivent Life or any of their affiliates for their own account and any shares held in an asset allocation portfolios managed by Thrivent Financial will be voted in proportion to the proxy cards received for all variable contracts participating in the solicitation.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about June 27, 2017. Shareholders of the Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Thrivent Financial and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. However, Thrivent Financial anticipates that additional telephone solicitation by Computershare will not be necessary. The proxy solicitation expenses are an expense of the Meeting and will be paid by Thrivent Financial.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

Possible Adjournment

In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposal, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

Annual Meeting of Shareholders

There will be no annual or further special meetings of shareholders of the Portfolio unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Thrivent Series Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

GENERAL INFORMATION

Management of the Portfolio

The Board. The Board is responsible for the overall oversight of the operations of the Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. Thrivent Financial is the investment adviser for the Portfolio. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $107 billion in assets as of March 31, 2017, including approximately $47 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Other Service Providers

Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolios and receives an administration fee from the Portfolios. The custodian for the Portfolios is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Organization

Thrivent Series Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Minnesota corporation on February 24, 1986. It is made up of 29 separate series (including the Portfolio), each of which in effect a separate investment fund and a separate class of capital stock of Thrivent Series Fund is issued with respect to each of its series.

By Order of the Board of Directors

Michael W. Kremenak

Secretary

EVERY CONTRACTHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 625 Fourth Avenue South Minneapolis, MN 55415 on August 10, 2017

Please detach at perforation before mailing.

THRIVENT BOND INDEX PORTFOLIO

VOTING INSTRUCTION CARD FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 10, 2017

THE BOARD OF DIRECTORS OF THRIVENT SERIES FUND, INC. HAS AUTHORIZED

AND DIRECTED THE SOLICITATION OF THIS VOTING INSTRUCTION CARD

Thrivent Financial for Lutherans and Thrivent Life Insurance Company (each a “Company”), each as a sponsor of variable contracts, are using this Voting Instruction Card to solicit voting instructions from contractholders who hold unit values in a separate account of the Company that invests in Thrivent Bond Index Portfolio (the “Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”).

The undersigned contractholder instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Portfolio attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund’s Notice of Special Meeting of Shareholders and Proxy Statement.

If you sign below but do not mark instructions, the Company will vote all shares of the Portfolio attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract holders in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

TBI_28899_060717_VI

EVERY CONTRACTHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on August 10, 2017.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/thr-28899

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS HAS AUTHORIZED AND DIRECTED THE SOLICITATION OF THIS VOTING INSTRUCTION CARD. YOUR VOTE IS IMPORTANT.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals	YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

		FOR	AGAINST	ABSTAIN
1.	To approve a change to the Portfolio’s investment objective.	☐	☐	☐

2.	To approve the conversion of the Portfolio’s investment objective from fundamental to non-fundamental.	☐	☐	☐

3.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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608999900109999999999

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